UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                      1-13408               56-1362926
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

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ITEM 7.01.  Regulation FD Disclosure

On May 11, 2005, Digital Recorders, Inc. announced that it has entered into a distribution agreement with Verint Systems Inc. (NASDAQ: VRNT), based in Melville, N.Y., a leading provider of actionable intelligence solutions, to introduce new security-related products and services within the DRI's core intelligent transportation system (ITS) market.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(a)  Exhibits.
     99.1     Press release dated May 11, 2005.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.

Date: May 11 2005                              By:    /s/ DAVID N. PILOTTE
                                                      --------------------
                                                      David N. Pilotte
                                                      Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
   99.1  Press release dated May 11, 2005.